                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       4
                       TOP FIVE INDUSTRIES       4
          Q&A WITH YOUR PORTFOLIO MANAGERS       5
                         GLOSSARY OF TERMS       9

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      10
                      FINANCIAL STATEMENTS      16
             NOTES TO FINANCIAL STATEMENTS      22

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      28
     FUND OFFICERS AND IMPORTANT ADDRESSES      29

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 3, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long-term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD DUE TO STRONG CONSUMER AND GOVERNMENT SPENDING, AS WELL AS YEAR 2000-RELATED INVENTORY BUILD-UP. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 6.9 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1996. WITH GDP MEASURING 4.1 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

STRONG GDP DATA, AMONG OTHER FACTORS, PROMPTED THE FEDERAL RESERVE BOARD TO TAKE AN ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FOUR TIMES SINCE JUNE 1999, AND AN ADDITIONAL INCREASE IS WIDELY ANTICIPATED IN LATE MARCH. [EDITOR'S NOTE: THE FED RAISED THE FEDERAL FUNDS RATE BY 0.25 PERCENT ON MARCH 21.] DESPITE THE SURGING ECONOMY, THE CONSUMER PRICE INDEX (CPI)--A MEASURE OF INFLATION--REMAINED MODEST, RISING JUST 2.7 PERCENT DURING THE 12 MONTHS ENDED FEBRUARY 29, 2000.

ALTHOUGH THE CPI POSTED FAVORABLE NUMBERS, INFLATIONARY PRESSURES CONTINUED TO BUILD IN LABOR COSTS AND CONSUMER SPENDING RATES. THE JOB MARKET REMAINED TIGHT AS UNEMPLOYMENT DROPPED TO A 30-YEAR LOW. AS A RESULT, THE EMPLOYMENT COST INDEX HAS REFLECTED ESCALATING LABOR COSTS, AS EMPLOYERS HAVE INCREASED COMPENSATION AND BENEFITS TO ATTRACT WORKERS.

RISING INTEREST RATES DID LITTLE TO CURB CONSUMER SPENDING. SHOPPERS SPENT FREELY IN LATE 1999 AND INTO THE NEW YEAR, AND CONSUMER CONFIDENCE REMAINS VERY HIGH DUE TO PLENTIFUL JOBS, ACCELERATING PERSONAL INCOME, AND LOW INFLATION.

INTEREST RATES AND INFLATION

(February 28, 1998 - February 29, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Feb 98                                                                       5.5                               1.4
                                                                             5.5                               1.4
                                                                             5.5                               1.4
May 98                                                                       5.5                               1.7
                                                                             5.5                               1.7
                                                                             5.5                               1.7
Aug 98                                                                       5.5                               1.6
                                                                            5.25                               1.5
                                                                             5.0                               1.5
Nov 98                                                                      4.75                               1.5
                                                                            4.75                               1.6
                                                                            4.75                               1.7
Feb 99                                                                      4.75                               1.6
                                                                            4.75                               1.7
                                                                            4.75                               2.3
May 99                                                                      4.75                               2.1
                                                                             5.0                               2.0
                                                                             5.0                               2.1
Aug 99                                                                      5.25                               2.3
                                                                            5.25                               2.6
                                                                            5.25                               2.6
Nov 99                                                                       5.5                               2.6
                                                                             5.5                               2.7
                                                                             5.5                               2.7
Feb 00                                                                      5.75                               3.2

Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of February 29, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
SIX-MONTH TOTAL RETURN BASED ON
NAV(1)                                  156.31%    155.38%    155.47%
-------------------------------------------------------------------------
Six-month total return(2)               141.57%    150.38%    154.47%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                               169.84%    180.00%    184.10%
-------------------------------------------------------------------------
Commencement date                      07/26/99   07/26/99   07/26/99
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% on A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% in the fifth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of maximum sales charge (5.75% for A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. Specifically, there are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. Therefore, stocks of companies that rely on technology, science or communications, especially those of smaller or unseasoned companies, tend to be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. In addition, the Fund is subject to other risks. These risks include, but are not limited to: market risk--the possibility that the market values of securities owned by the Fund will decline; non-diversification risk--the Fund may invest a greater portion of its assets in a more limited number of issuers than a "diversified" fund; derivative investments risk--a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index and involves risks different from investment in the underlying security; and manager risk--management may not be successful in selecting the best performing securities and the Fund's performance may lag behind that of similar funds. Investors should carefully consider their risk tolerance before investing. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--February 29, 2000)


1.   JDS UNIPHASE                2.6%
     Makes products used in optical
     networks for the telecommunications
     and cable television industries.

2.   SDL                         2.6%
     Sells bandwith-enhancing products for
     fiber-optic and satellite commu-
     nication networks.

3.   ANALOG DEVICES              2.4%
     Develops integrated circuits used in
     analog and digital signal processing.

4.   BROADCOM                    2.4%
     Makes semiconductors used in
     high-speed data and video-
     transmission products.

5.   INFOSPACE.COM               2.2%
     Provides private-label solutions for
     content and commerce to Web sites and
     Internet appliances.

6.   CHECK POINT SOFTWARE
     TECHNOLOGIES                2.1%
     Provides Internet security by
     blocking viruses and other unwanted
     Web content.

7.   NETWORK APPLIANCE           2.0%
     Provides storage and data-access
     solutions.

8.   BROADVISION                 1.9%
     Develops software solutions that
     personalize e-business.

9.   BROCADE COMMUNICATIONS
     SYSTEMS                     1.8%
     Enables companies to manage growth of
     their data-storage requirements.

10.  EMULEX                      1.6%
     Designs products that enhance access
     to and storage of electronic data and
     applications.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)

    [BAR GRAPH]

                                                                     FEBRUARY 29, 2000                   AUGUST 31, 1999
                                                                     -----------------                   ---------------
Electronics - Semiconductors                                               23.10                              27.90
Computers - Software                                                       17.90                               7.90
Computers - Services                                                       17.50                               8.20
Communications Technology - Equipment                                      11.30                              16.80
Health Care                                                                 6.10                               9.00

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN TECHNOLOGY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE GARY M. LEWIS, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1999 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1979. HE IS JOINED BY DUDLEY BRICKHOUSE, MATTHEW HART (NEW TO THE FUND AS OF FEBRUARY 2000), JANET LUBY, AND DAVID WALKER, PORTFOLIO MANAGERS, AND STEPHEN L. BOYD, CHIEF INVESTMENT OFFICER FOR EQUITY INVESTMENTS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED FEBRUARY 29, 2000.

Q   HOW WAS THE FUND AFFECTED BY
    MARKET CONDITIONS DURING THE REPORTING PERIOD?

A   It was an extremely favorable
market environment for the Fund. Technology stocks continued their outstanding performance of late. This was especially the case during the final quarter of 1999, when the NASDAQ stock index, which includes a number of technology companies, rose an impressive 48 percent. In the first two months of the new year, technology stocks continued their strong results while "blue chip" stocks started falling out of favor with investors. As a result, the NASDAQ powered to record highs in February while the Dow Jones Industrial Average dropped below the 10,000 mark for the first time since April 1999.

Q   HOW DID YOUR INVESTMENT
    APPROACH (SEE NEXT PAGE) AFFECT THE FUND'S PERFORMANCE?

A   We maintained a portfolio
diversified across a number of different technology industries. Our investments in technology companies benefited the Fund greatly because of the excellent performance among most technology firms during the reporting period. Successful stock selection added further to the Fund's returns, as can be seen in the Fund's outperformance of its benchmark index, the Pacific Stock Exchange (PSE) Technology Index. Finally, also contributing to the Fund's performance during the reporting period were investments in initial public offerings, which rose rapidly following their launch into the stock market.

THE MANAGERS' INVESTMENT APPROACH

WE INVEST THE FUND'S ASSETS IN COMPANIES THAT RELY EXTENSIVELY ON TECHNOLOGY, SCIENCE, OR COMMUNICATIONS IN THEIR PRODUCT DEVELOPMENT OR OPERATIONS. REGARDLESS OF MARKET CONDITIONS, WE FOLLOW A CONSISTENT INVESTMENT STRATEGY IN MANAGING THE FUND: TO LOOK FOR STOCKS WITH RISING EARNINGS EXPECTATIONS AND RISING VALUATIONS. WE INVEST THE FUND'S ASSETS IN THOSE COMPANIES WE BELIEVE HAVE THE POTENTIAL TO OUTPERFORM EARNINGS EXPECTATIONS, AND WE SELL STOCKS IF THE COMPANIES' EARNINGS ESTIMATES OR VALUATIONS ARE DECLINING. WE MANAGE THE FUND USING A "BOTTOM UP" APPROACH, MEANING THAT WE EVALUATE EACH COMPANY INDIVIDUALLY BEFORE DECIDING TO INVEST.

    During the six months ended February 29, 2000, the Fund returned 156.31 percent(1) (Class A shares at net asset value; if the sales charge of 5.75 percent were included, the return would have been lower). By comparison, the PSE Technology Index, a price-weighted, broad-based index composed of 100 listed and over-the-counter technology stocks from 15 different industries, returned 86.46 percent. This index is a statistical composite that doesn't include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. Also, keep in mind that you can't invest directly in an index.

    Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future results.

Q   WHAT WERE SOME OF THE
INVESTMENTS THAT MOST HELPED THE FUND'S PERFORMANCE?

A   Increasingly, companies have been
reengineering their business practices to take advantage of the Internet's cost efficiencies, leading to many investment opportunities in technology. We continued to invest the Fund's assets in businesses that are creating the infrastructure supporting the Internet. At the end of the reporting period, the Fund's largest holding and strongest contributor to performance was JDS Uniphase, which produces networking equipment to transmit data over the Internet. A similar stock that benefited performance was SDL, which develops semiconductor lasers and other fiber-optic products.

(1) The Fund's performance during the six-month reporting period can largely be attributed to investments in the technology sector, which performed favorably during that time. This performance was achieved during a rising market, and there is no guarantee that this performance record or the circumstances leading to it can ever be repeated. As the Fund expects to have a substantial portion of its assets invested in stocks of emerging growth companies, the Fund will be subject to more volatility and erratic movements than will the market in general.

    Other technology companies that helped Fund performance included the following:

- Broadvision and BEA Systems, software developers whose products enhance Internet-based commerce;

- Veritas Software and Network Appliance, makers of products that help enhance access to stored electronic data;

- VeriSign, which helps enable secure data transmission over the Internet; and

- Broadcom, a semiconductor manufacturer that facilitates electronic data transmission to homes and businesses.

    Of course, not all of the stocks in the Fund performed as favorably, nor is there any guarantee that any of the stocks mentioned will continue to perform as well in the future. For additional Fund portfolio highlights, please refer to page 4.

Q   DID ANY STOCKS HURT THE
    FUND'S PERFORMANCE?

A   The Fund's performance was
strong during the reporting period, and more of our investments were winners than losers. Nevertheless, some of the stocks we selected for the Fund performed more poorly than we had hoped. The stock whose performance contributed most negatively to total return was Hi/fn, which makes semiconductors enabling data compression and encryption. The company's stock performance suffered in the fourth quarter of 1999 because of decreased spending from two of Hi/fn's largest customers.

    Other companies whose poor performance hurt the Fund during the reporting period included

- Doubleclick, whose stock declined when investors became concerned that the government would investigate how one of Doubleclick's corporate acquisitions would affect consumer privacy;

- Unisys, which experienced revenue shortfalls stemming from a loss of government contracts and year 2000 concerns; and

- Intuit, which saw its stock fall in response to lower-than- anticipated earnings and fears of increased competition.

    All of these stocks were eliminated from the Fund during the reporting period.

Q   WHAT IS YOUR OUTLOOK FOR
    THE FUND?

A   We remain optimistic and believe
that the Internet is a dynamic force that continues to drive dramatic change in how companies conduct business. We believe that this change will create many unique and exciting investment opportunities. Against this positive outlook for company fundamentals, we remain mindful of stock valuations. The higher valuations get, the greater the negative impact on the Fund if investors were to lose their enthusiasm for growth stocks, causing valuations to fall.

    Our outlook also depends in part on whether the Federal Reserve continues to increase interest rates to help limit inflationary pressures. Inflation continues to be moderate, but it is uncertain how long this trend will continue, particularly if rising oil prices contribute to a general rise in the cost of living. A sharp rise in wages could also spur the Fed to continue raising interest rates. Although recent rate increases have had only a moderate effect on stock prices, additional rate hikes could have a more substantial impact.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BLUE-CHIP STOCKS: Stocks of large, well-known companies that have a long record of growth. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
                        DESCRIPTION                           SHARES        VALUE
COMMON STOCK  92.5%
COMMUNICATIONS  5.2%
Adelphia Business Solutions, Inc. (a).......................  100,000   $    5,137,500
Airgate PCS, Inc. (a).......................................   16,200        1,587,600
Alamosa PCS Holdings, Inc. (a)..............................   28,900        1,047,625
Amdocs Ltd. (a).............................................  275,000       20,401,562
Deltathree.com, Inc. (a)....................................   15,000          628,125
Illuminet Holdings, Inc. (a)................................    4,900          362,600
IMPSAT Fiber Networks, Inc. (a).............................    3,800          139,413
ITXC Corp. (a)..............................................   13,200        1,082,400
Jazztel PLC (ADR - United Kingdom) (a)......................    5,100          600,525
McLeodUSA, Inc. (a).........................................  175,000       15,400,000
Metromedia Fiber Network, Inc. (a)..........................  250,000       17,972,656
MRV Communications, Inc. (a)................................   50,000        7,840,625
Nextel Communications, Inc. (a).............................   65,000        8,888,750
NEXTLINK Communications, Inc. (a)...........................   75,000        8,264,062
Powerwave Technologies, Inc. (a)............................   65,000       10,391,875
VoiceStream Wireless Corp. (a)..............................   85,000       11,310,312
                                                                        --------------
                                                                           111,055,630
                                                                        --------------
COMMUNICATIONS TECHNOLOGY--EQUIPMENT  10.4%
Advanced Fibre Communications, Inc. (a).....................  225,000       15,328,125
Aether Systems, Inc. (a)....................................    9,000        2,325,375
Airnet Communications Corp. (a).............................   16,000          936,000
C-COR.net Corp. (a).........................................  100,000        4,471,875
CIENA Corp. (a).............................................   55,000        8,789,687
Comverse Technology, Inc. (a)...............................   75,000       14,765,625
Corning, Inc................................................   95,000       17,860,000
Ditech Communications Corp. (a).............................   70,000        7,647,500
Efficient Networks, Inc. (a)................................   75,000       12,093,750
eOn Communications Corp. (a)................................    7,700          174,213
Ericsson (L M) Telephone Co., Class B (ADR - Sweden)........   65,000        6,240,000
Gemstar International Group Ltd. (a)........................  150,000       11,381,250
GigaMedia Ltd. (Taiwan) (a).................................    4,200          294,263
Harmonic, Inc. (a)..........................................  150,000       20,540,625
Motorola, Inc...............................................   88,000       15,004,000
Next Level Communications, Inc. (a).........................    7,100          954,950
Nokia Oyg Corp. (ADR - Finland).............................   65,000       12,890,312
Nortel Networks Corp........................................  130,000       14,495,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

                                                                            MARKET
                        DESCRIPTION                           SHARES        VALUE
COMMUNICATIONS TECHNOLOGY--EQUIPMENT (CONTINUED)
Phone.com, Inc. (a).........................................   40,000   $    5,585,000
Polycom, Inc. (a)...........................................   60,000        6,978,750
Proxim, Inc. (a)............................................   50,000        7,175,000
QUALCOMM, Inc. (a)..........................................  200,000       28,487,500
Scientific-Atlanta, Inc.....................................   80,000        8,215,000
Telaxis Communications Corp. (a)............................    7,700          601,081
                                                                        --------------
                                                                           223,234,881
                                                                        --------------
COMPUTERS--HARDWARE  5.0%
Brocade Communications Systems, Inc. (a)....................  125,000       36,140,625
Copper Mountain Networks, Inc. (a)..........................  150,000       13,040,625
Emulex Corp. (a)............................................  200,000       32,000,000
Juniper Networks, Inc. (a)..................................   80,000       21,945,000
Symbol Technologies, Inc....................................   50,000        4,756,250
                                                                        --------------
                                                                           107,882,500
                                                                        --------------
COMPUTERS--NETWORKING  5.0%
Advanced Digital Information Corp. (a)......................  110,000        9,968,750
Cisco Systems, Inc. (a).....................................   80,000       10,575,000
EMC Corp. (a)...............................................   45,000        5,355,000
Foundry Networks, Inc. (a)..................................   40,000        5,587,500
Network Appliance, Inc. (a).................................  205,000       38,693,750
Radisys Corp. (a)...........................................   60,000        2,940,000
Redback Networks, Inc. (a)..................................   30,000        8,955,000
SanDisk Corp. (a)...........................................  100,000        8,900,000
Sun Microsystems, Inc. (a)..................................  150,000       14,287,500
Turnstone Systems, Inc. (a).................................    5,800        1,113,963
                                                                        --------------
                                                                           106,376,463
                                                                        --------------
COMPUTERS--SERVICES  16.2%
724 Solutions, Inc. (a).....................................   19,200        3,614,400
Be Free, Inc. (a)...........................................   26,200        2,367,825
BroadVision, Inc. (a).......................................  150,000       37,884,375
Business Objects S.A. (ADR - France) (a)....................  170,000       19,528,750
Cacheflow, Inc. (a).........................................    3,500          426,125
Centra Software, Inc. (a)...................................    3,900          143,813
CMGI Inc. (a)...............................................   40,000        5,182,500
CNET Networks, Inc. (a).....................................   60,000        4,012,500
Eloquent, Inc. (a)..........................................   10,100          339,613
eMerge Interactive, Inc. (a)................................    8,200          435,625
Exodus Communications, Inc. (a).............................  150,000       21,356,250
FirePond, Inc. (a)..........................................   14,800        1,442,075
Go2Net, Inc. (a)............................................   50,000        4,350,000
GRIC Communications, Inc. (a)...............................   17,200        1,206,150
HomeStore.com, Inc. (a).....................................   12,300          840,244
Inforte Corp. (a)...........................................    8,100          651,544

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

                                                                            MARKET
                        DESCRIPTION                           SHARES        VALUE
COMPUTERS--SERVICES (CONTINUED)
InfoSpace.com, Inc. (a).....................................  200,000   $   43,400,000
Inktomi Corp. (a)...........................................  125,000       17,140,625
Intertrust Technologies Corp. (a)...........................   23,000        1,953,562
Kana Communications, Inc. (a)...............................   70,000        9,975,000
Keynote Systems, Inc. (a)...................................   15,400        2,521,750
Lante Corp. (a).............................................   13,900        1,108,525
Macromedia, Inc. (a)........................................   90,000        7,779,375
MedicaLogic, Inc. (a).......................................   18,100          671,963
Mercury Interactive Corp. (a)...............................  175,000       16,865,625
Metasolv Software, Inc. (a).................................    5,800          511,125
Neoforma.com, Inc. (a)......................................   11,600          690,200
NetRatings, Inc. (a)........................................   16,200          580,163
Network Solutions, Inc. (a).................................   75,500       24,344,031
Niku Corp. (a)..............................................   16,700        1,152,300
Onvia.com, Inc. (a).........................................   31,400          659,400
Organic, Inc. (a)...........................................    6,900          235,463
Portal Software, Inc. (a)...................................  200,000       15,025,000
RealNetworks, Inc. (a)......................................  100,000        7,031,250
S1 Corp. (a)................................................   50,000        5,031,250
Scient Corp. (a)............................................   60,000        4,245,000
Sciquest.com, Inc. (a)......................................   14,600        1,093,175
VeriSign, Inc. (a)..........................................  125,000       31,625,000
VERITAS Software Corp. (a)..................................  145,000       28,691,875
Viant Corp. (a).............................................   40,000        1,517,500
Vicinity Corp. (a)..........................................   10,200          413,100
Wireless Facilities, Inc. (a)...............................    6,600          818,400
Yahoo!, Inc. (a)............................................  110,000       17,565,625
                                                                        --------------
                                                                           346,428,071
                                                                        --------------
COMPUTERS--SOFTWARE  16.6%
Apropos Technology, Inc. (a)................................    8,400          402,150
Ariba, Inc. (a).............................................   90,000       23,805,000
Art Technology Group, Inc. (a)..............................   75,000       10,837,500
Bea Systems, Inc. (a).......................................  250,000       31,640,625
Caminus Corp. (a)...........................................   20,700          489,038
Check Point Software Technologies Ltd. (a)..................  200,000       40,787,500
Citrix Systems, Inc. (a)....................................  230,000       24,250,625
Clarus Corp. (a)............................................   75,000        8,746,875
Delano Technology Corp. (a).................................    4,100          196,031
DigitalThink, Inc. (a)......................................   21,000          855,750
Extensity, Inc. (a).........................................    9,400          681,500
I2 Technologies, Inc. (a)...................................  150,000       24,525,000
Informatica Corp. (a).......................................   30,000        5,145,000
Interwoven, Inc. (a)........................................   40,000        5,980,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

                                                                            MARKET
                        DESCRIPTION                           SHARES        VALUE
COMPUTERS--SOFTWARE (CONTINUED)
ISS Group, Inc. (a).........................................  100,000   $   10,500,000
MatrixOne, Inc. (a).........................................   19,200          480,000
Mediaplex, Inc. (a).........................................   23,900        1,995,650
Micromuse, Inc. (a).........................................  200,000       28,362,500
MicroStrategy, Inc. (a).....................................  100,000       13,906,250
Net.Genesis Corp. (a).......................................   10,500          189,000
NetIQ Corp. (a).............................................   75,000        5,034,375
OpenTv Corp. (a)............................................   40,000        7,400,000
Oracle Corp. (a)............................................   75,000        5,568,750
Peregrine Systems, Inc. (a).................................  250,000       13,656,250
PC-Tel, Inc. (a)............................................   11,100          754,800
Proxicom, Inc. (a)..........................................  157,000        6,574,375
Quest Software, Inc. (a)....................................   35,000        4,081,875
Siebel Systems, Inc. (a)....................................  200,000       27,737,500
Tibco Software, Inc. (a)....................................  195,000       25,545,000
Vignette Corp...............................................  100,000       23,050,000
WebMethods, Inc. (a)........................................    4,200        1,293,862
Witness Systems, Inc. (a)...................................    8,100          297,675
                                                                        --------------
                                                                           354,770,456
                                                                        --------------
CONSUMER SERVICES  0.4%
TMP Worldwide, Inc. (a).....................................   70,000        9,515,625
                                                                        --------------
ELECTRONICS--MANUFACTURING  1.6%
AVX Corp....................................................  125,000        7,937,500
CTS Corp....................................................   50,000        3,225,000
Jabil Circuit, Inc. (a).....................................   30,000        2,083,125
KEMET Corp. (a).............................................  138,000        8,478,375
Microchip Technology, Inc. (a)..............................   60,000        3,746,250
St Assembly Test Services Ltd (ADR - Singapore).............   18,900          907,200
Zomax, Inc. (a).............................................  150,000        7,340,625
                                                                        --------------
                                                                            33,718,075
                                                                        --------------
ELECTRONICS--SEMICONDUCTORS  21.3%
Amkor Technology, Inc. (a)..................................   35,000        1,817,812
ANADIGICS, Inc. (a).........................................   50,000        6,750,000
Analog Devices, Inc. (a)....................................  300,000       47,100,000
Applied Micro Circuits Corp. (a)............................  100,000       27,506,250
ARM Holdings PLC (ADR - United Kingdom) (a).................   35,000        8,176,875
Broadcom Corp. (a)..........................................  225,000       44,409,375
Chartered Semiconductor Manufacturing Ltd.
  (ADR - Singapore) (a).....................................  100,000        8,825,000
Conexant Systems, Inc. (a)..................................  185,000       18,176,250
Cree Research, Inc. (a).....................................   50,000        9,393,750
Cypress Semiconductor Corp. (a).............................  150,000        6,843,750
GlobeSpan Semiconductor, Inc. (a)...........................  120,000        9,060,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

                                                                            MARKET
                        DESCRIPTION                           SHARES        VALUE
ELECTRONICS -- SEMICONDUCTORS (CONTINUED)
Integrated Device Technology, Inc. (a)......................  125,000   $    4,609,375
Intel Corp..................................................  125,000       14,125,000
Intersil Holding Corp. (a)..................................   35,700        2,119,687
JDS Uniphase Corp. (a)......................................  197,840       52,155,570
LSI Logic Corp. (a).........................................  340,000       21,781,250
Micrel, Inc. (a)............................................  175,000       20,168,750
National Semiconductor Corp. (a)............................  125,000        9,390,625
PMC Sierra, Inc. (a)........................................   40,000        7,722,500
QLogic Corp. (a)............................................  100,000       15,600,000
Quantum Effect Devices, Inc. (a)............................    1,900          183,113
RF Micro Devices, Inc. (a)..................................   75,000       10,373,437
SDL, Inc. (a)...............................................  125,000       51,250,000
Semtech Corp. (a)...........................................   70,000        4,375,000
Silicon Image, Inc. (a).....................................    8,500          833,000
Texas Instruments, Inc......................................   60,000        9,990,000
TranSwitch Corp. (a)........................................   75,000        8,812,500
TriQuint Semiconductor, Inc. (a)............................  150,000       17,812,500
Virata Corp. (a)............................................   11,700        1,725,750
Vitesse Semiconductor Corp. (a).............................   30,000        3,114,375
Xilinx, Inc. (a)............................................   90,000        7,177,500
Zoran Corp. (a).............................................  100,000        5,100,000
                                                                        --------------
                                                                           456,478,994
                                                                        --------------
EQUIPMENT -- SEMICONDUCTORS  4.9%
Applied Materials, Inc. (a).................................  125,000       22,867,187
ASM Lithography Holding N.V. (Netherlands) (a)..............  100,000       12,812,500
Credence Systems Corp. (a)..................................  100,000       13,325,000
Helix Technology Corp.......................................   70,000        4,978,750
KLA - Tencor Corp. (a)......................................  200,000       15,587,500
Lam Research Corp. (a)......................................  100,000       15,612,500
Novellus Systems, Inc. (a)..................................  200,000       11,862,500
Teradyne, Inc. (a)..........................................   85,000        7,395,000
Therma-Wave, Inc. (a).......................................   19,400          780,850
                                                                        --------------
                                                                           105,221,787
                                                                        --------------
HEALTHCARE  5.7%
Abgenix, Inc. (a)...........................................   10,000        3,221,250
Affymetrix, Inc. (a)........................................   55,000       15,929,375
Antigenics, Inc. (a)........................................    9,700          436,500
Biogen, Inc. (a)............................................   30,000        3,238,125
Caliper Technologies Corp. (a)..............................   22,300        3,965,219
Diversa Corp. (a)...........................................   10,500        1,401,750
Human Genome Sciences, Inc. (a).............................   15,000        3,273,750
Immunex Corp. (a)...........................................  100,000       19,743,750
Maxygen, Inc. (a)...........................................   40,000        5,865,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

                                                                            MARKET
                        DESCRIPTION                           SHARES        VALUE
HEALTHCARE (CONTINUED)
MedImmune, Inc. (a).........................................   40,000   $    7,940,000
Millennium Pharmaceuticals, Inc. (a)........................   50,000       13,006,250
PE Corp - PE Biosystems Group...............................  180,000       18,990,000
Protein Design Labs, Inc. (a)...............................   40,000       10,007,500
QLT Phototherapeutics, Inc. (a).............................   90,000        6,423,750
Sequenom, Inc. (a)..........................................   23,790        2,973,750
Symyx Technologies, Inc. (a)................................   12,600          693,000
Vical, Inc. (a).............................................   76,000        4,488,750
                                                                        --------------
                                                                           121,597,719
                                                                        --------------
PHOTOGRAPHY/IMAGING  0.2%
Zebra Technologies Corp. (a)................................   50,000        3,328,125
                                                                        --------------

TOTAL LONG-TERM INVESTMENTS  92.5%
    (Cost $1,037,872,381)............................................    1,979,608,326
                                                                        --------------

SHORT-TERM INVESTMENTS  7.2%
REPURCHASE AGREEMENT  4.9%
Warburg Dillon Reed ($103,820,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 02/29/00, to
be sold on 03/01/00 at $103,836,611).................................      103,820,000

U.S. GOVERNMENT AGENCY OBLIGATIONS  2.3%
Federal Home Loan Bank Consolidated Discount Notes ($50,000,000 par,
yielding 5.72%, 03/01/00 maturity)...................................       50,000,000
                                                                        --------------

TOTAL SHORT-TERM INVESTMENTS
    (Cost $153,820,000)..............................................      153,820,000
                                                                        --------------

TOTAL INVESTMENTS  99.7%
    (Cost $1,191,692,381)............................................    2,133,428,326
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%..........................        5,435,927
                                                                        --------------

NET ASSETS  100.0%...................................................   $2,138,864,253
                                                                        ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
February 29, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $1,191,692,381).....................  $2,133,428,326
Cash........................................................          11,787
Receivables:
  Fund Shares Sold..........................................      65,705,069
  Investments Sold..........................................      15,075,077
  Interest..................................................          16,611
  Dividends.................................................          14,970
Other.......................................................             450
                                                              --------------
    Total Assets............................................   2,214,252,290
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      65,310,593
  Fund Shares Repurchased...................................       7,450,389
  Investment Advisory Fee...................................       1,232,908
  Distributor and Affiliates................................       1,037,651
Accrued Expenses............................................         355,188
Trustees' Deferred Compensation and Retirement Plans........           1,308
                                                              --------------
    Total Liabilities.......................................      75,388,037
                                                              --------------
NET ASSETS..................................................  $2,138,864,253
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,206,633,517
Net Unrealized Appreciation.................................     941,735,945
Accumulated Net Realized Loss...............................      (3,240,417)
Accumulated Net Investment Loss.............................      (6,264,792)
                                                              --------------
NET ASSETS..................................................  $2,138,864,253
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $672,784,207 and 23,502,267 shares of
    beneficial interest issued and outstanding).............  $        28.63
    Maximum sales charge (5.75%* of offering price).........            1.75
                                                              --------------
    Maximum offering price to public........................  $        30.38
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,145,221,903 and 40,180,692 shares of
    beneficial interest issued and outstanding).............  $        28.50
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $320,858,143 and 11,254,389 shares of
    beneficial interest issued and outstanding).............  $        28.51
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended February 29, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  1,666,325
Dividends...................................................        69,612
                                                              ------------
    Total Income............................................     1,735,937
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     3,625,218
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $285,253, $2,331,488 and $566,898,
  respectively).............................................     3,183,639
Shareholder Services........................................       740,853
Custody.....................................................       114,496
Legal.......................................................         9,104
Trustees' Fees and Related Expenses.........................         8,372
Other.......................................................       320,242
                                                              ------------
    Total Expenses..........................................     8,001,924
    Less Credits Earned on Cash Balances....................         2,562
                                                              ------------
    Net Expenses............................................     7,999,362
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (6,263,425)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (1,415,069)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    25,307,608
  End of the Period.........................................   941,735,945
                                                              ------------
Net Unrealized Appreciation During the Period...............   916,428,337
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $915,013,268
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $908,749,843
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended February 29, 2000 and the Period July 26, 1999 (Commencement of Investment Operations) through August 31, 1999 (Unaudited)

                                                                       JULY 26, 1999
                                                                      (COMMENCEMENT OF
                                              SIX MONTHS ENDED     INVESTMENT OPERATIONS)
                                              FEBRUARY 29, 2000      TO AUGUST 31, 1999
                                              -------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.......................     $   (6,263,425)          $   (325,266)
Net Realized Loss.........................         (1,415,069)            (1,825,348)
Net Unrealized Appreciation During the
  Period..................................        916,428,337             25,307,608
                                               --------------           ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..............................        908,749,843             23,156,994
                                               --------------           ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................      1,115,323,026            220,058,816
Cost of Shares Repurchased................       (127,200,254)            (1,324,172)
                                               --------------           ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS............................        988,122,772            218,734,644
                                               --------------           ------------
TOTAL INCREASE IN NET ASSETS..............      1,896,872,615            241,891,638
NET ASSETS:
Beginning of the Period...................        241,991,638                100,000
                                               --------------           ------------
End of the Period (Including accumulated
  net investment loss of $6,264,792 and
  $1,367, respectively)...................     $2,138,864,253           $241,991,638
                                               ==============           ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED. (UNAUDITED)

                                                                        JULY 26, 1999
                                                                       (COMMENCEMENT OF
                                               SIX MONTHS ENDED     INVESTMENT OPERATIONS)
                                               FEBRUARY 29, 2000      TO AUGUST 31, 1999
              CLASS A SHARES                   -------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...         $11.173                $10.000
                                                    -------                -------
  Net Investment Loss......................          (0.054)                (0.009)
  Net Realized and Unrealized Gain.........          17.507                  1.182
                                                    -------                -------
Total from Investment Operations...........          17.453                  1.173
                                                    -------                -------
NET ASSET VALUE, END OF THE PERIOD.........         $28.626                $11.173
                                                    =======                =======

Total Return (a)...........................         156.31%*                11.70%*
Net Assets at End of the Period (In
  millions)................................         $ 672.8                $  49.7
Ratio of Expenses to Average Net Assets....           1.62%                  1.45%
Ratio of Net Investment Loss to Average Net
  Assets...................................          (1.14%)                (1.03%)
Portfolio Turnover.........................             29%*                    7%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sale charges were included, total returns would be lower.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED. (UNAUDITED)

                                                                        JULY 26, 1999
                                                                       (COMMENCEMENT OF
                                               SIX MONTHS ENDED     INVESTMENT OPERATIONS)
                                               FEBRUARY 29, 2000      TO AUGUST 31, 1999
                CLASS B SHARES                 -------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..........      $11.163                $10.000
                                                    -------                -------
  Net Investment Loss.........................       (0.101)                 (.017)
  Net Realized and Unrealized Gain............       17.440                  1.180
                                                    -------                -------
Total from Investment Operations..............       17.339                  1.163
                                                    -------                -------
NET ASSET VALUE, END OF THE PERIOD............      $28.502                $11.163
                                                    =======                =======

Total Return (a)..............................      155.38%*                11.60%*
Net Assets at End of the Period (In
  millions)...................................      $1,145.2               $ 164.3
Ratio of Expenses to Average Net Assets.......        2.41%                  2.21%
Ratio of Net Investment Loss to Average Net
  Assets......................................       (1.94%)                (1.79%)
Portfolio Turnover............................          29%*                    7%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 5%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charges were included, total returns would be lower.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED. (UNAUDITED)

                                                                        JULY 26, 1999
                                                                       (COMMENCEMENT OF
                                               SIX MONTHS ENDED     INVESTMENT OPERATIONS)
                                               FEBRUARY 29, 2000      TO AUGUST 31, 1999
              CLASS C SHARES                   -------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...         $11.163                $10.000
                                                    -------                -------
  Net Investment Loss......................          (0.088)                 (.016)
  Net Realized and Unrealized Gain.........          17.435                  1.179
                                                    -------                -------
Total from Investment Operations...........          17.347                  1.163
                                                    -------                -------
NET ASSET VALUE, END OF THE PERIOD.........         $28.510                $11.163
                                                    =======                =======

Total Return (a)...........................         155.47%*                11.60%*
Net Assets at End of the Period (In
  millions)................................         $ 320.9                $  28.0
Ratio of Expenses to Average Net Assets....           2.45%                  2.21%
Ratio of Net Investment Loss to Average Net
  Assets...................................          (1.97%)                (1.79%)
Portfolio Turnover.........................             29%*                    7%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Technology Fund (the "Fund") is organized as a series of Van Kampen Equity Trust II (the "Trust"), a Delaware business trust, and is registered as a diversified open-end investment management company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation through investments in common stock of companies considered by the Fund's management to rely extensively on technology, science or communications in their product development or operations. The Fund commenced investment operations on July 26, 1999 with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost which is considered to approximate market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At February 29, 2000, there were no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted over the life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At August 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $1,825,348 which will expire on August 31, 2007.

    At February 29, 2000, for federal income tax purposes, cost of long- and short-term investments is $1,191,741,667, the aggregate gross unrealized appreciation is $946,744,589 and the aggregate gross unrealized depreciation is $5,057,930, resulting in net unrealized appreciation on long- and short-term investments of $941,686,659.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended February 29, 2000, the Fund's custody fee was reduced by $2,562 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                            % PER ANNUM
First $500 million..........................................   .90 of 1%
Next $500 million...........................................   .85 of 1%
Over $1 billion or thereafter...............................   .80 of 1%

    For the six months ended February 29, 2000, the Fund recognized expenses of approximately $8,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended February 29, 2000, the Fund recognized expenses of approximately $16,500 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 29, 2000, the Fund recognized expenses of approximately $534,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At February 29, 2000, Van Kampen owned 4,000 shares of Class A, 3,000 shares of Class B, and 3,000 shares of Class C.

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At February 29, 2000, capital aggregated $405,136,890, $612,576,174 and
$188,920,453 for Classes A, B and C, respectively. For the six months ended February 29, 2000, transactions were as follows:

                                                           SHARES          VALUE
Sales:
  Class A..............................................  22,656,140    $  432,055,984
  Class B..............................................  27,377,383       501,414,064
  Class C..............................................   9,669,893       181,852,978
                                                         ----------    --------------
Total Sales............................................  59,703,416    $1,115,323,026
                                                         ==========    ==============
Repurchases:
  Class A..............................................  (3,603,479)   $  (71,958,034)
  Class B..............................................  (1,911,427)      (37,074,698)
  Class C..............................................    (924,540)      (18,167,522)
                                                         ----------    --------------
Total Repurchases......................................  (6,439,446)   $ (127,200,254)
                                                         ==========    ==============

At August 31, 1999, capital aggregated $45,038,940, $148,236,808 and $25,234,997 for Classes A, B and C, respectively. For the period ended August 31, 1999, transactions were as follows:

                                                            SHARES         VALUE
Sales:
  Class A...............................................   4,494,651    $ 45,603,198
  Class B...............................................  14,753,444     148,873,096
  Class C...............................................   2,537,523      25,582,522
                                                          ----------    ------------
Total Sales.............................................  21,785,618    $220,058,816
                                                          ==========    ============
Repurchases:
  Class A...............................................     (49,045)   $   (537,859)
  Class B...............................................     (41,708)       (446,360)
  Class C...............................................     (31,487)       (339,953)
                                                          ----------    ------------
Total Repurchases.......................................    (122,240)   $ (1,324,172)
                                                          ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended February 29, 2000 and the

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

period ended August 31, 1999, no Class B shares converted to Class A shares. Class C shares do not possess a conversion feature. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and within one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended February 29, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $1,652,800 and CDSC on redeemed shares of approximately $721,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,084,572,145 and $236,061,343, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

future date at an agreed upon price. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). There were no transactions in futures contracts for the six months ended February 29, 2000.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended February 29, 2000, are payments retained by Van Kampen of approximately $1,669,300.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered into a $650 million committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TECHNOLOGY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

(1) Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.